UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

Terra Tech Corp.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54358
(Commission File Number)

26-3062661
 (IRS Employer Identification No.)

18101 Von Karman, Third Floor
Irvine, California 92612
 (Address of principal executive offices)(Zip Code)

(855) 447-6967
Registrant’s telephone number, including area code

Copies to:
Thomas E. Puzzo, Esq.
Law Offices of Thomas E. Puzzo, PLLC
4216 NE 70th Street
Seattle, Washington 98115
Telephone No.: (206) 522-2256
Facsimile No.: (206) 260-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On April 19, 2012, Terra Tech Corp., a Nevada corporation (the “Company”), notified Seale and Beers, CPAs (“Seale and Beers”), that the Company had dismissed Seale and Beers as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of Seale and Beers regarding the Company’s financial statements as of September 30, 2011 and 2010 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from July 22, 2008 (inception) through September 30, 2011, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Seale and Beers, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, July 22, 2008 (inception) through September 30, 2011, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Seale and Beers, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from July 22, 2008 (inception) through September 30, 2011.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Seale and Beers a copy of the above disclosures and requested Seale and Beers to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Seale and Beers’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 16, 2012 the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Tarvaran, Askelson & Company, LLP (“Tarvaran Askelson”), the Company’s new independent registered public accountants, which appointment Tarvaran, Askelson has accepted with the dismissal of Seale and Beers.

During the two most recent fiscal years and the interim period preceding the engagement of Tarvaran Askelson, the Company has not consulted with Tarvaran Askelson regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Tarvaran Askelson or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.   The Company did not have any disagreements with Seale and Beers and therefore did not discuss any past disagreements with Tarvaran Askelson.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
16.1	Letter dated April 20, 2012 from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terra Tech Corp.
(Registrant)

Date: April 20, 2012	By:	/s/ Derek Peterson
Derek Peterson
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
16.1	Letter dated April 20, 2012 from Seale and Beers, CPAs